UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2011

NEKTAR THERAPEUTICS
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South
San Francisco, California 94158
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 5, 2011, the Board of Directors (the “Board”) of Nektar Therapeutics, a Delaware corporation (the “Company”), approved and adopted, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws revised the voting standards for director elections by requiring that each nominee shall be elected by a majority of votes cast with respect to the director’s election in an uncontested election where the number of nominees for election does not exceed the number of directors to be elected.  A majority of votes cast is defined to mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election, with votes cast including votes to withhold authority in each case and excluding abstentions with respect to that director’s election.  Directors will continue to be elected by a plurality of votes cast in a contested election where the number of nominees for election exceeds the number of directors to be elected.

The Amended and Restated Bylaws also added certain advance notice requirements for stockholders to propose director nominations or other business to be brought before an annual or special meeting of stockholders, which requirements include, among other things, the following:

•
any stockholder that proposes director nominations or other business must be a stockholder of record at the time the advance notice is delivered by such stockholder to the Company and be entitled to vote at the meeting;

•
no public announcement by the Company of an adjustment or postponement of an annual or special meeting shall commence or extend a new time period for the giving of the advance notice by any stockholder;

•
in addition to the information specified in the Company’s original Bylaws, a stockholder’s advance notice with respect to any proposed business (other than nominations) shall set forth (i) the text of the proposal (including the text of any resolutions or bylaw amendments proposed for consideration), (ii) any material interest in such business of such stockholder and the beneficial owners, if any, on whose behalf the proposal is made, (iii) a description of any agreement, arrangement or understanding with respect to the proposal between the stockholder and any beneficial owner, their affiliates and any others acting in concert, (iv) a description of any agreement, arrangement or understanding (including, among other things, derivative or short positions, profit interests and hedging transactions) that has been entered into by, or on behalf of, the stockholder and any beneficial owner, (v) a representation that the stockholder is a stockholder of record entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business and (vi) a representation whether the stockholder or any beneficial owner intends or is part of a group which intends to deliver a proxy statement or form of proxy to stockholders required to approve or adopt the proposal or otherwise to solicit proxies or votes from stockholders in support of such proposal;

•
the stockholder proposing a director nominee may be required to furnish other information as the Company may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company in addition to the information explicitly required in the Amended and Restated Bylaws;

•
the stockholder proposing director nominations or other business shall update and supplement the advance notice so that the information provided shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting;

•
the chairman of the meeting shall have the power and duty to (i) determine whether any director nomination or other business was made or proposed in accordance with the procedures set forth in the Amended and Restated Bylaws and (ii) declare that any director nomination or other business shall not be made or transacted at the meeting if it was not made or proposed in accordance with such procedures; and

•
any director nomination or other business shall not be made or transaction if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the director nominee or other proposed business.

Other major substantive revisions set forth in the Amended and Restated Bylaws include that (i) the Board can fix separate record dates for determining stockholders entitled to receive notice of a stockholder meeting and for determining stockholders entitled to vote at the meeting and (ii) the Company may hold a stockholder meeting by means of remote communications and make available a list of stockholders entitled to vote at the meeting on a reasonably accessible electronic network for examination by stockholders.

The foregoing summary of the major substantive revisions set forth in the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.  A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01    Other Events.

On April 5, 2011, the Board amended and restated the Company’s existing Change of Control Severance Benefit Plan (the “Restated Plan”) to eliminate the tax gross-up payment benefit to participants who joined the Restated Plan on or after January 1, 2010 and whose payments received under the Restated Plan would be subject to the excise tax imposed under the Internal Revenue Code Section 4999 (the “Excise Tax”).

Under the Restated Plan, “New Participants” will not be entitled to gross-up payments to cover any Excise Tax payable by the participant as a result of payments received under the Restated Plan.  The Restated Plan defines “New Participants” to include each participant that either (i) commenced employment with the Company on or after January 1, 2010; or (ii) commenced employment prior to January 1, 2010 but was promoted on or after January 1, 2010 to a position such that the participant would be eligible for additional benefits under the Restated Plan as a result of the promotion.  Participants in the Restated Plan who are not New Participants will continue to be entitled to the Excise Tax gross-up benefit provided in the Restated Plan if the Excise Tax would still be imposed on the participant’s payments after application of a ten percent (10%) reduction in the payments.

The foregoing description of the amendments to the Restated Plan is qualified in its entirety by reference to the text of the Restated Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nektar Therapeutics, dated April 5, 2011.
10.1	Nektar Therapeutics Amended and Restated Change of Control Severance Benefit Plan.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel and Secretary

Date:	April 11, 2011

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nektar Therapeutics, dated April 5, 2011.
10.1	Nektar Therapeutics Amended and Restated Change of Control Severance Benefit Plan.